SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
November 29, 2006 (November 28, 2006)
Central Parking Corporation
(Exact name of Registrant as specified in its charter)

Tennessee	001-13950	62-1052916

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
jurisdiction of		Identification Number)
2401 21st Avenue South, Suite 200 Nashville, TN 37212
(Address of principal executive offices)
(615) 297-4255
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address,
if changed since last report)
      Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
On November 28, 2006, Central Parking Corporation (the “Company”) issued a press release announcing that it has retained The Blackstone Group L.P. as its financial advisor to assist the Company in exploring strategic alternatives to enhance stockholder value. A copy of that press release is attached to this Report as Exhibit 99.1.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits
(c) Exhibits

Number	Exhibit
99.1	Press Release dated November 28, 2006.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Parking Corporation
/s/ Benjamin F. Parrish, Jr.
Benjamin F. Parrish, Jr.
Senior Vice President and General Counsel

Date: November 28, 2006

Exhibit Index
Exhibit No.
99.1	Press release dated November 28, 2006.